SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-CORDANT TECHNOLOGIES

                    GABELLI INTERNATIONAL LTD
                                 4/26/00            7,000            56.4688
                    GAMCO INVESTORS, INC.
                                 4/27/00           33,000            56.5000
                                 4/26/00            8,300            56.4947
                                 4/26/00            7,000-           56.4688
                                 4/25/00           21,000            56.4490
                                 4/25/00            1,200-           56.4375
                                 4/25/00           30,000            56.5000
                                 4/24/00            6,400            56.3877
                                 4/20/00           34,000            56.3750
                                 4/19/00           20,000            56.3750
                                 4/19/00            3,000            56.3750
                                 4/17/00            1,000-           56.3750
                    GABELLI ASSOCIATES LTD
                                 4/24/00           12,500            56.3750
                                 4/20/00           15,000            56.3750
                                 4/19/00            5,000            56.2500
          GABELLI FUNDS, LLC.
                         GABELLI VALUE FUND
                                 4/24/00           20,000            56.4875
                         GABELLI UTILITY TRUST FUND
                                 4/26/00              700            56.4875
                         GABELLI ASSET FUND
                                 4/25/00           50,000            56.5500
                                 4/20/00           80,000            56.4250
                         GABELLI CAPITAL ASSET FUND
                                 4/24/00           20,000            56.4875
                         GABELLI ABC FUND
                                 4/20/00           10,000            56.4250


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.